Exhibit 99.2

News Release
22 West Washington Street	Telephone:	+1 312 696-6000
Chicago	Facsimile:	+1 312 696-6009
Illinois 60602

Contact:

Media:  Margaret Kirch Cohen, 312-696-6383 or margaret.cohen@morningstar.com

Investors may submit questions to investors@morningstar.com or by fax to 312-696-6009.

FOR IMMEDIATE RELEASE

Morningstar, Inc. Announces Organizational and Operating Segment Reporting Changes

CHICAGO, Feb. 19, 2009—Morningstar, Inc. (NASDAQ: MORN), a leading provider of independent investment research, today announced changes to its organizational structure and operating segments. Under the new structure Morningstar now has two operating segments: Investment Information and Investment Management. Previously, Morningstar organized its operations based on three audience segments: Individual, Advisor, and Institutional. The changes were effective Jan. 1, 2009, and the company will begin reporting its financial results based on the new operating segments when it issues its first-quarter 2009 earnings press release on April 30, 2009.

Morningstar is changing its structure to organize its operations according to product lines and growth strategies rather than audience segments. The new Investment Information segment includes all of the company’s data, software, and research products and services. These products and services are typically sold through subscriptions or license agreements. The Investment Management segment includes all of the company’s asset management operations, which operate as registered investment advisors and earn the majority of their revenue from asset-based fees.  In addition, under the previous segment reporting, Morningstar allocated costs for its corporate functions to each of the segments. Beginning in 2009, Morningstar will no longer allocate corporate costs to its business segments.

Joe Mansueto, chairman and chief executive officer of Morningstar, said, “We’ve structured the company along product lines to better align with our growth strategies and because many of our offerings now cross a variety of audiences. Our senior management team remains the same; we’re simply shifting some of our leaders into different roles.”

Investment Information

The Investment Information segment includes all of the company’s data, software, and research products and services.

Data:

Elizabeth Kirscher remains president of data services, including all of the company’s global data operations. The main product in this area is Morningstar Licensed Data, a set of investment data spanning all of Morningstar’s investment databases and available through electronic data feeds.

Software:

Bevin Desmond, who runs the company’s international operations, retains that role and has also been named president of institutional software. The largest product in this area is Morningstar Direct, a Web-based institutional research platform.

Chris Boruff, previously president of the advisor business unit, is now president of advisor software. Key products in this area are Advisor Workstation, a Web-based investment planning system for advisors; and Principia, a CD-ROM-based investment research and planning software for advisors.

Kunal Kapoor, who currently serves as president of Morningstar Investment Services, Inc., has been named president of individual investor software. The largest product in this area is Morningstar.com, which includes Premium memberships and Internet advertising sales.

Investment Research:

Catherine Gillis Odelbo, previously head of the individual investor business, has been named president of equity research. Key offerings in this area include Morningstar Equity Research, Financial Communications and Publications, Morningstar Real-Time Data, and Morningstar Indexes.

Don Phillips, a member of the board of directors and one of the company’s managing directors, also becomes president of fund research, which includes research on mutual funds, exchange-traded funds, and alternative investments.

Investment Management

The Investment Management segment includes three registered investment advisory firms: Morningstar Associates, LLC, Ibbotson Associates, Inc., and Morningstar Investment Services, Inc.

Patrick Reinkemeyer remains president of Morningstar Associates. The key products and services in this business are Investment Consulting, which focuses on investment monitoring and asset allocation for funds of funds, including mutual funds and variable annuities; and Retirement Advice, including Morningstar Retirement Manager.

Peng Chen remains president of Ibbotson Associates. The key products and services in this business are Investment Consulting, including funds of funds and plan sponsor consulting, and Retirement Advice, including Advice by Ibbotson.

Jeffrey Ptak has been named chief investment officer of Morningstar Investment Services, and will become president following a transition period. The key service in this business is Morningstar Managed Portfolios, a fee-based discretionary asset management service that includes a series of mutual fund, exchange-traded fund, and stock-based portfolios for use by financial advisors.

In addition to its organization and segment changes, Morningstar also today announced its fourth-quarter and full-year 2008 financial results. When Morningstar files its Annual Report on Form 10-K in March 2009, it will present a supplemental table with financial results for 2008, 2007, and 2006 as if they had been reported under the new operating segments.

Investor Communication:  Morningstar encourages all interested parties—including securities analysts, current shareholders, potential shareholders, and others—to submit questions in writing. Investors and others may send an e-mail to investors@morningstar.com, contact the company via fax at 312-696-6009, or write to Morningstar at the following address:

Morningstar, Inc.
Investor Relations
22 W. Washington Street

Chicago, IL 60602

Morningstar will make written responses to selected inquiries available to all investors at the same time in Form 8-Ks furnished to the Securities and Exchange Commission, generally on the first Friday of every month.

About Morningstar, Inc.

Morningstar, Inc. is a leading provider of independent investment research in North America, Europe, Australia, and Asia. The company offers an extensive line of Internet, software, and print-based products and services for individuals, financial advisors, and institutions. Morningstar provides data on more than 300,000 investment offerings, including stocks, mutual funds, and similar vehicles. The company has operations in 19 countries and minority ownership positions in companies based in three other countries.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discussed not to occur or to differ significantly from what we expected. For us, these risks and uncertainties include, among others, general industry conditions and competition, including the global financial crisis that began in 2007; the impact of market volatility on revenue from asset-based fees; damage to our reputation resulting from claims made about possible conflicts of interest; liability for any losses that result from an actual or claimed breach of our fiduciary duties; financial services industry consolidation; a prolonged outage of our database and network facilities; challenges faced by our non-U.S. operations; and the availability of free or low-cost investment information. A more complete description of these risks and uncertainties can be found in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007. If any of these risks and uncertainties materialize, our actual future results may vary significantly from what we expected. We do not undertake to update our forward-looking statements as a result of new information or future events.

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©2009 Morningstar, Inc.  All rights reserved.